West Basin
Container Terminal

Stevedore and Terminal Services Between

West Basin Container Terminal LLC

And

HEDE (Hong Kong) International Shipping Limited / Duke Shipping Agency

Amended August 31, 2024

Rates in this schedule shall take effect on June 29, 2024 and shall expire on June 27, 2025. Annual rate adjustments will be subject to ILWU wage increase described in section 12 and 13.

1.0 CONTAINER THROUGHPUT RATES

THROUGHPUT RATE (Includes wharfage for length of stevedoring operation):

A) All Services - Per Full container discharged or loaded:

1st Shift ST	2nd Shift ST	1st or 2nd Shift OT
$392.24	$392.24	$392.24

B) All Services - Per Empty container discharged or loaded:

1st Shift ST	2nd Shift ST	1st or 2nd Shift OT
$382.24	$382.24	$382.24

C) In the event of working 3rd shift, the following differential will apply:

3rd Shift ST	3rd Shift OT
$56.52	$69.10

CONTAINERS EXCEEDING 45' in length:
Surcharge each container $ 194.10

TRANSSHIPMENT RATE (Includes wharfage):
Per full container discharged or loaded; based on 30 or fewer containers.

1st Shift ST	2nd Shift ST	1st or 2nd Shift OT
$364.66	$364.66	$364.66

RESTOWS: Per Each Container Restow move
Cell to Cell (one move), Cell to Dock to Cell (two moves)

1st Shift ST	2nd Shift ST	1st or 2nd Shift OT	3rd Shift ST	3rd Shift OT
$140.74	$146.46	$149.86	$160.45	$173.74

OVERHEIGHT/OVERWIDTH/DAMAGED
surcharge each container (See note 1) $ 160.32

YACHTS AND BREAKBULK CARGO — Extra Labor Rates

DOCKAGE — Port Tariff

WBCT ______ HEDE (Hong Kong) International / Duke Shipping Agency ______

2.0 DEMURRAGE AND STORAGE

Demurrage and Storage (Inbound loaded containers)	Port tariff + fee (2)
Demurrage and Storage (Outbound loaded containers)	Port tariff

3.0 ACCESSORIAL RATES

	FIRST SHIFT ST
a) Spot shifting in yard because of change of vessel name and discharging port, etc., by CARRIER'S request	$75.25
b) Mount/dismount containers, per CARRIERS request, per move (to be mutually agreed between CARRIERS and WBCT); - *See Service Level Agreement*	$75.25
c) Chassis "flips" (per flip)	$75.25
d) Receive/Deliver B/B cargo	Extra Labor
e) R/D Yachts/Rolling Stock (excluding truck loading or delivery to water)	Extra Labor
g) Overtime Gates (Sat, Sun, Holiday, extended day shift other than 8am - 5pm) at man hour rates	Extra Labor
h) Non-vessel related gate moves, per move	$40.94
i) Affixing or removing of placards for hazardous material, per container	$71.43
j) VACIS Exam	Terminal Tariff
k) Terminal Devans / Stripping / Stuffing for Government Agency Inspection	Extra Labor Rates
l) Empty Container Storage, per TEU per day :	
• Daily allowance 1.5 times the average monthly discharge Unit volume.	Free
• Units in excess of the Daily allowance (invoiced monthly)	$5.98
• Empty containers nominated for evacuation are exempt from calculation.	

4.0 REEFER SERVICES

Services and Rates provided by WBCT

5.0 COLD IRONING / AMP SERVICES

Plug / Unplug Services (per action; on vessel and on terminal)	$1,562.37
**No charge in case of barge usage. See below.	
Electricity	Pass-thru of POLA or Service Provider Charges

6.0 SECURITY: August 1, 2024 – July 31, 2025

Gangway watch charge will be as per the flat rate issued by WBCT — Exhibit A (Rates)

Note 1: Damaged, overheight, and overwidth containers, which can be handled by regular crane spreader alone, will be handled at the prevailing throughput rate. Damaged, overheight, and overwidth containers which can be handled by lifting from the four corner castings with emergency gear will be handled at the overheight/overwidth prevailing rate. Damaged, overheight and overwidth containers which cannot be handled by either of the above methods will be handled on an extra labor basis, plus equipment.

Note 2: WBCT will collect CARRIER's cargo inbound demurrage tariff, retain the POLA tariff portion plus 10% of the difference between the CARRIER's tariff and the Port tariff (service fee). If this amount is greater than CARRIER's tariff, WBCT will invoice CARRIER for the difference. If the amount is less than CARRIER's tariff, WBCT will remit the difference to CARRIER.

WBCT ________ HEDE (Hong Kong) International / Duke Shipping Agency ________

6.0 Container load/discharge to/from DST Railcars (includes dray and handling), per move:

Shift	1st or 2nd ST	$ 170.70

A 25% surcharge will be assessed (applicable to the lift charge rate and the extended shift or overtime charges, as may be applicable) against all containers that require handling on other than DST car platforms and against all TOFC containers handled

Rail Operation Gang Hour Rates (Standby, Detention, Dead/Guarantee Time (does not include equipment), per gang hour:

Shift	
1st	$ 2,664.62
2nd	$ 3,259.51
1st/2nd Overtime	$ 3,559.36
3rd	$ 3,965.33
3rd Shift O/T	$ 4,323.34

Extended Shift and Overtime Differential Charges, per gang hour:

Shift	
1st and 2nd Shift OT	$ 597.28
3rd Shift ST	$ 1,003.25
3rd Shift OT	$ 1,360.28

Man Hour Rates:

Charges for additional labor requested and authorized by CARRIER for CARRIER's account shall be based upon the above rates per hour per labor category plus cost of equipment rental plus cost of materials, if applicable. Man hour and equipment rates per Stevedore and Terminal Service Rate Schedule.

Note 1: The above rates are based on finalizing operational issues, such as: Train switching/scheduling arrangements, windows of availability at on-dock rail facility, potential co-loading between facility users, etc.

Note 2: If Customs is required due to the RSP Program, the resulting charge will be prorated by volume for the applicable shift(s).

WBCT ________ HEDE (Hong Kong) International / Duke Shipping Agency ________

COMMODITY RATE INCLUSIONS AND EXCLUSIONS

RECAP OF ITEMS INCLUDED AND NOT INCLUDED IN THE THROUGHPUT RATE

7.0 a. STEVEDORING:	INCLUDED (MARKED YES)	NOT INCLUDED (MARKED NO)
PERSONNEL & EQUIPMENT		
Longshore labor	YES	
Clerks' labor	YES	
Overtime differentials	YES (1)	
Supervision	YES	
CONTRACTOR'S equipment	YES	
Portainer (container crane)	YES	
DETENTIONS		
Standby for vessel		NO
Standby for weather		NO
Standby for Contractor's equipment		NO
Standby for gangs to fill	YES	
Standby labor disputes	YES	
Standby for vessel gear		NO
Standby change in stow or operation		NO
Standby awaiting cargo		NO
Standby due Governmental Agency		NO
Standby/detention for "safety" lashing aloft	YES	
Delays due to damaged, frozen or improperly installed cones		NO
Stand by stack gas		NO
Guarantee time..		NO
ACTIVITIES: LOADING/DISCHARGING		
Handling standard ISO containers to/from place of rest in yard	YES	
Grounding import loaded containers	YES (2)	
Handling export loaded containers and empties From grounded locations	YES	
Overheight/overwidth/damaged containers		NO (1)

NOTE (1): See rate schedule for specific charge.
(2): See Rate Adjustment Procedure for modification.

WBCT ________ HEDE (Hong Kong) International / Duke Shipping Agency ________

COMMODITY RATE INCLUSIONS AND EXCLUSIONS

RECAP OF ITEMS INCLUDED AND NOT INCLUDED IN THE THROUGHPUT RATE

7.0 a. STEVEDORING: (continued)	INCLUDED (MARKED YES)	NOT INCLUDED (MARKED NO)
Uncovering/covering hatches provided hatch covers are within capacity of container crane	YES	
Chassis		NO
General cargo		NO (1)
Lashing/unlashing containers........	YES	
Lashing/unlashing other cargoes		NO
Discharging loose cargo from damaged containers aboard vessels or on the dock		NO
Premounting "Hot" containers		NO

NOTE (1): See rate schedule for specific charge.

WBCT ____Q.Y____ HEDE (Hong Kong) International / Duke Shipping Agency ____KCY____

COMMODITY RATE INCLUSIONS AND EXCLUSIONS

RECAP OF ITEMS INCLUDED AND NOT INCLUDED IN THE THROUGHPUT RATE

7.0 b. TERMINAL OPERATIONS	INCLUDED (MARKED YES)	NOT INCLUDED (MARKED NO)
PERSONNEL & EQUIPMENT		
Longshore labor	YES	
Clerks' labor	YES	
Supervision	YES	
Gangway Watchmen		NO
Equipment	YES	
ACTIVITIES		
Receiving & delivery of containers		
- Mon.-Fri. (excluding holidays) 8AM - 5PM	YES	
- Sat, Sun, Holiday, Nights, Extended day shift		NO
Mounting imports to road transport	YES	
Dismounting *exports* and empties from road transport S.T.	YES	
Computer services	YES	
Planning of yard and vessel operations including stowage plans	YES	
Physical inventories of equipment (2 times per year)	YES	
Extra container gate moves not part of throughput transaction	YES	
Maintenance and repair of client's equipment		NO
Security of Terminal	YES (2)	
Yard rehandles for change of vessel, change of port:		
Up to 50 containers per vessel	YES	
Over 50 containers per vessel		NO (1)
Yard rehandles for survey, inspection, repair	YES	
Plugging/unplugging reefers		NO (1)
Monitoring reefer containers		NO (1)
Housekeeping/sweeping of terminal	YES	

NOTE (1): See rate schedule for specific charge.
(2): Additional security required outside of normal operations is not included and subject to a flat charge per day.

WBCT ___ðŸ___ HEDE (Hong Kong) International / Duke Shipping Agency ______

COMMODITY RATE INCLUSIONS AND EXCLUSIONS

RECAP OF ITEMS INCLUDED AND NOT INCLUDED IN THE THROUGHPUT RATE

7.0 c. OTHER OPERATING COSTS	INCLUDED (MARKED YES)	NOT INCLUDED (MARKED NO)
COSTS		
Insurance & taxes	YES	
PMA man-hour assessments	YES	
Lap time for key personnel	YES	
Time in Lieu claims against vessel		NO
Cargo Penalties		NO
Travel time where applicable (for longshoremen and clerks	YES	
Fuel and electricity	YES	
Overtime Differential - Yard Operations		NO
Demurrage		NO (2). (4), (5)
Wharfage	YES	
Dockage		NO (3)
Storage		NO (2), (4), (5)
Lines, tugs, and pilots		NO
PMA tonnage assessments		NO

NOTE (1): See rate schedule for specific charge.

(2): WBCT will collect CARRIER's cargo inbound demurrage tariff, retain the POLA tariff portion plus 10% of the difference between the CARRIER's tariff and the Port tariff (service fee). If this amount is greater than CARRIER's tariff, WBCT will invoice CARRIER for the difference. If the amount is less than CARRIER's tariff, WBCT will remit the difference to CARRIER.

(3): Dockage will be charged in accordance with the POLA tariff. .

(4): In the event of any port or governmental fees for any long staying imports or empties, or export in the terminal, the carrier shall be liable for payment of all charges or surcharges imposed by any port authority, government authorities or other third party. The Terminal assumes no responsibility for such charges.

(5): Wharf Demurrage assessed against all merchandise remaining on the wharf or wharf premises after the expiration of the free time allowed, at wharf demurrage rates referenced in this item. (see Port of Los Angeles - Tariff No. 4, Section 7 – Free Time, Wharf Demurrage, and Wharf Storage).

WBCT ____ HEDE (Hong Kong) International / Duke Shipping Agency ____

8.0 EQUIPMENT RENTAL RATES (Rates are per hour): (1)

<u>FORK LIFTS</u>

Five ton	$17.25
Electric	$17.25
Electric with attachment	$19.00
Ten ton	$31.25
Fifteen ton	$43.50
Twenty-five ton	$62.50
Twenty-five ton with attachment	$81.50
Thirty to thirty-five ton with expandable spreader	$100.50

<u>OTHER EQUIPMENT</u>

Sidepicker	$53.75
Yard hustler	$25.00
Tophandler	$100.50
Transtainer	$125.00
Container Crane	Port Tariff

Note 1: All regular equipment is included in the Throughput and Accessorial Rates. Equipment Rental rates are provided for any extra service required such as handling of heavy lift cargo.

WBCT_____Q.Y_____HEDE (Hong Kong) International / Duke Shipping Agency ____KEY____

9.0 GANG HOUR BILLING RATES
(including guarantee cost and travel time)

STANDBY AND DETENTION

Monday - Friday 1st Shift	$4,445.07
Monday - Friday 2nd Shift	$5,295.97
Weekend/Holidays 1st/2nd	$5,715.09
Monday - Friday 3rd Shift	$6,496.15
Weekend/Holidays 3rd Shift	$7,004.16

EXTRA LABOR

Monday - Friday 1st Shift	$4,889.57
Monday - Friday 2nd Shift	$5,829.40
Weekend/Holidays 1st/2nd	$6,286.58
Monday - Friday 3rd Shift	$7,143.85
Weekend/Holidays 3rd Shift	$7,702.65

10.0 MAN HOUR BILLING RATES

CLASSIFICATION	Lap Hrs		1ST SHIFT DETENTION	1ST SHIFT EXTRA LABOR	2ND SHIFT DIFF.	1ST & 2ND OT DIFF.	3RD SHIFT WEEKDAY DIFF.	3RD SHIFT WEEKEND DIFF.
LASHER		BASIC-L/S	119.31	135.84	27.55	41.34	49.60	66.13
TRACTOR -SEMI-DOCK-		Skill I	122.93	140.18	28.75	43.15	51.77	69.02
TRACTOR -SEMI-DOCK-	8/1	Skill I	143.68	164.18	28.75	43.15	69.40	86.65
TOPHANDLER/SIDE PICK	8/2	Skill III	171.49	196.62	30.46	45.71	91.87	110.15
CRANE CONT. GANTRY	8/2	Skill III	279.35	304.48	30.46	45.71	91.87	110.15
30% FOREMAN W/B SHIP	8/4	W/B 30%	304.01	344.47	38.53	57.81	160.89	184.03
BASIC CLERK - DOCK		CLK	119.31	135.84	27.55	41.34	49.60	66.13
CLERK SUP - COMPUTER	8/3	25% - CLK	190.54	218.57	29.90	44.85	108.48	126.43
SUPERCARGO/OTH./SHIP	8/3	30% - CLK	193.21	221.77	30.46	45.71	110.38	128.66
CHIEF SUPERVISOR	8/4	30% - CLK	214.93	246.92	30.46	45.71	128.90	147.18
SUPERINTENDENT		MTC	119.81	119.81				

Rates Include: Foreman and Crane Operator guarantee and lap hours as shown

WBCT ________ HEDE (Hong Kong) International / Duke Shipping Agency ________

11.0 Payment:
HEDE agrees to prepay WBCT prior to each vessel operation via Duke Shipping Agency. WBCT will identify an appropriate amount based on operational expectations.

12.0 RATE ADJUSTMENTS

The Stevedore, Rail, and Terminal rates contained in the Rate and Service Schedule will be adjusted based on the labor cost increases contained in the Pacific Maritime Association (PMA)/International Longshore and Warehouse Union (ILWU) agreement as well as changes in other costs to be covered by Consumer Price Index (CPI) adjustments as shown below.

Rates will be adjusted annually each July based on the Rate Adjustment Procedure. CARRIER will be notified of the annual adjustment and increases will be implemented.

13.0 RATE ADJUSTMENT PROCEDURE:

A. Labor Portion:

1. The Throughput, Rail, and Accessorial Rates as well as Gang-hour and Man-hour Rates will be adjusted on the same date as any published adjustments in the ILWU basic wage and the Man-hour Assessment. Normally these changes are published at the commencement of the ILWU/PMA contract year which is July 1. The Throughput, Rail, and Accessorial Rates contained in this agreement will be adjusted based on a LABOR COST INDEX as detailed below. The Gang-hour and Man-hour Rates would be calculated based on the actual changes in wages and assessments.

2. LABOR COST INDEX
The Throughput, Rail, and Accessorial Rates will be adjusted based on a Labor Cost Index. The Labor Cost Index would be calculated from the final Basic Longshore wage and Man-Hour Assessment rate agreed between the ILWU and the PMA for the each contract year. These Basic Longshore wage and Man-Hour Assessment rate will be applied to the Throughput, Rail, and Accessorial rates in effect at that time in accordance with the Labor Cost Index in the following formula:

(Percent labor cost increase X 70%) x (RATE – Wharfage Portion of Rate) + (Consumer Price Index X 30%) x (RATE – Wharfage Portion of Rate)

WBCT ___*[signature]*___ HEDE (Hong Kong) International / Duke Shipping Agency ___*[signature]*___

RATE ADJUSTMENT PROCEDURE (continued):

B. Wharfage and Dockage portion:

1. The wharfage and dockage portion of the throughput rates will be adjusted by the amount and effective the date of such change in costs at the Terminal.
2. WBCT will notify CARRIER of the change. The changes are made in accordance with the terminal's agreement with the applicable Port Authority. The same factors used to adjust rates by the Port Authorities will be used in adjusting the wharfage portion of the throughput rates.

C. Additional Adjustment:

1. In the event there is an increase in cost due to a change in working procedures, gang size flexibilities, industry practices, ILWU/PMA rules or regulations, including labor skill categories and hours of pay, WBCT's rates will also be adjusted to reflect this increase as of the date the change in costs is effective.
2. In the event there is an increase of more than 10% in utility and/or fuel costs, from established levels as of June 29, 2024, WBCT's rates will also be adjusted to reflect this increase effective July 1 of the contract year.
3. In the event of a change in Port Tariff rates for container crane rental, the rates will be adjusted accordingly based on a factor of 25 moves per hour, effective with date of such tariff change.
4. In the event of any port or governmental fees for any long staying imports or empties, or export in the terminal, the carrier shall be liable for payment of all charges or surcharges imposed by any port authority, government authorities or other third party. The Terminal assumes no responsibility for such charges.

D. Changes in Operations, Service Patterns, or Volumes:

1. The above procedures would act as a maximum amount of increase that WBCT could apply for in each contract year. CARRIER and or WBCT retain the right to reopen the rates for re-negotiation in the event of:

    A. A major change in volume
    B. A major change in service pattern or vessel calls
    C. A major change in operating plan, process/procedures or systems

WBCT__________HEDE (Hong Kong) International / Duke Shipping Agency ________

Exhibit A

WEST BASIN CONTAINER TERMINAL

2050 JOHNS. GIBSON BOULEVARD
SAN PEDRO, CA 90731
TEL: 310-732-2416 EXEC. FAX: 310-732-5521
TERMINAL SERVICES DEPARTMENT

Roberto Lo Grande
West Basin Container Terminal
Terminal Services Manager/FSO
Berth 100-131
San Pedro, California 90731
Robertolg@wbct.us
(Cell) 310-408-7061

August 1, 2024 - July 31, 2025

Re: Terminal Security- Rate Sheet

(Gangway Watch/ Escort Services)

Days:	0700-1500	$44.38 per hour
Nights:	1500-2300	$44.88 per hour
Graveyard:	2300-0700	$45.58 per hour
Overtime/Holidays:		$66.57 per hour

Note:
Overtime rates are calculated at 1.5x the day cost per hour and cover these security needs on weekends and holidays.

Sincerely,

Roberto Lo Grande